                                                                     EXHIBIT 10r

                                      2004

                   BELLSOUTH EXECUTIVE STOCK OWNERSHIP PROGRAM

1. BellSouth Corporation has established target stock ownership levels for all BellSouth executives. To meet the target, an executive must own stock with a MARKET VALUE equal to a multiple of his/her January 1 base pay, as defined below:

               BellSouth CEO               4   times base salary

               Band AA                     3.5 times base salary

               Band A                      3   times base salary

               Band BB                     2.5 times base salary

               Band B                      2   times base salary

               Band C                      1.5 times base salary

               Band D                      1   time base salary

      If an individual is initially promoted or hired into an executive position on or before April 1, the base salary at the time of the promotion/hire will be used to compute the target market value. An individual who is promoted or hired into an executive position after April 1 will not have a target established until the following year.

2. Shares in the following categories will count toward achievement of the target market value:

            -     Direct ownership

            -     Shares in dividend reinvestment accounts

            - Share equivalents from the BellSouth Stock Fund of the various savings plans

            -     Shares held by brokers or banks and listed in street name

            - Shares or stock units that have been deferred under a deferral plan.
                  NOTE: SALARY DEFERRAL COMMITMENTS MADE DURING THE 4TH QUARTER FOR THE FOLLOWING YEAR WILL BE INCLUDED IN 4TH QUARTER OWNERSHIP. SHORT TERM DEFERRALS WILL BE INCLUDED IN 1ST QUARTER OWNERSHIP WHEN ACTUAL SHORT TERM PAYMENTS ARE MADE.

            - Shares owned by a trust, provided that the executive or his or her spouse contributed the shares (or the money or other property used by the trustee to purchase the shares) and also holds the power to vote and dispose of the shares.

3. Direct Ownership information will be obtained from the BellSouth transfer agent. Shares from Deferrals and Savings Plans will be reported from internal systems. Shares held in Street Name must be reported quarterly by the executive. As a convenience to the executive, a report from the executive's financial counselor regarding shares held in a broker account is acceptable.

      Attachment 1 ( Street Name) should be used to submit information on the TOTAL number of BellSouth shares listed in Street Name. This form should be provided to the Executive Compensation staff within 30 days following the end of each quarter.

            PLEASE NOTE: SHARES IN A BROKER ACCOUNT CANNOT BE CONFIRMED BY OUR INTERNAL SYSTEMS. SHARES NOT REPORTED BY THE EXECUTIVE OR HIS OR HER FINANCIAL COUNSELOR ON A QUARTERLY BASIS WILL NOT BE INCLUDED IN THE QUARTERLY OWNERSHIP CALCULATIONS.

     Attachment 2 (Disposition of Shares) should be used to report the Sale or Gift of shares that should no longer be considered in the executive's ownership.

     Attachment 3 is an example of the Stock Ownership Report that will be provided to each executive and his or her financial counselor following the compilation of all data. This report should be available 6-8 weeks following the end of each quarter. Fractional shares will not be included in the calculation.

                                      2004

                   BELLSOUTH EXECUTIVE STOCK OWNERSHIP PROGRAM

4. Quarterly, the Executive Compensation staff will calculate each executive's Total Market Value of Ownership. The total market value of ownership is equal to:

                  # Shares Owned at the                     End of Quarter
                   End of the Quarter          X             Stock Price

                  The stock price is the average of the high and low stock prices for a 10-day period, consisting of the last 5 trading days of the quarter and the first 5 trading days of the following quarter.

      Each April, a report of the average quarterly market value for the prior year for each executive will be provided to the Chairman and the Executive Nominating and Compensation Committee of the BellSouth Board.

5. For every THREE SHARES by which the average variance from the target for the year exceeds zero, the executive is eligible to receive ONE SHARE OF OWNERSHIP RESTRICTED STOCK (Minimum - 25 Shares). The maximum grant value under this plan is based on current Officer Bands as follows:

                                               MAXIMUM ANNUAL
                 OFFICER BAND                    SHARE VALUE
                 ------------                  ---------------
                     CEO                         $ 100,000
                     AA                          $  87,500
                     A                           $  75,000
                     BB                          $  62,500
                     B                           $  50,000
                     C                           $  37,500
                     D                           $  25,000

6. After an executive has received an initial grant of Ownership Restricted Stock (ORS) to recognize exceeding his/her ownership target, eligibility for future grants will be based on exceeding the annual target (base salary x ownership target multiple) plus the ownership previously recognized and rewarded, which equals the Total Target for Ownership Restricted Stock. The number of shares to reach target will be determined as follows:

       Number of Shares       =               Total Target for ORS
                                      -------------------------------------
       To Reach Target                Stock Price at the End of the Quarter

      THE NUMBER OF SHARES TO REACH THE TARGET MARKET VALUE WILL FLUCTUATE EACH QUARTER, BASED ON THE CHANGES IN STOCK PRICE.

      The average of the four quarters will determine the year's average variance from the target for Ownership Restricted Stock.

      Ownership Restricted Stock will vest 1/3 per year over a 3-year period.

7. Once the annual ownership target is achieved, an executive is expected to maintain his/her ownership level. The ownership target must be exceeded to be eligible for additional Ownership Restricted Stock.

8. All grants are subject to the discretion of the Executive Nominating and Compensation Committee of the BellSouth Corporation Board of Directors.

                                      2004

                   BELLSOUTH EXECUTIVE STOCK OWNERSHIP PROGRAM

BAND C OFFICER EXAMPLE:
                              Salary    =    $250,000
                            Multiple    =         1.5
             Annual Ownership Target    =    $375,000 (Salary x Multiple)
   Grant Value of Previous Ownership
                    Restricted Stock    =    $ 37,500
                    Total Target for
          Ownership Restricted Stock    =    $412,500 (Target + Previous ORS)


                                                      1ST QUARTER    2ND QUARTER   3RD QUARTER   4TH QUARTER
                                                      -----------    -----------   -----------   -----------

STOCK PRICE                                             $ 25.00        $ 26.00       $ 27.00       $ 29.00

# SHARES TO TARGET FOR           $412,500 /
OWNERSHIP RESTRICTED STOCK       Stock Price             16,500         15,866        15,278        14,225

# OF SHARES OWNED                                        16,900         17,745        18,590        19,511

                                 # Shares Owned  -
VARIANCE FROM TARGET             # Shares to Target         400          1,879         3,312         5,286

YEAR'S AVERAGE
VARIANCE FROM TARGET             2,719                    400+1,879+3,312+5,286 / 4 = 2,719

OWNERSHIP RESTRICTED STOCK       906                      2,719 / 3 = 906

Executives who are below their ownership target should increase their ownership in order to meet the target over time. For planning purposes, achievement of approximately 20% of the target market value would be appropriate progress during each year. It is expected that an executive will meet or exceed his/her ownership target within 5 years of becoming an officer.

NOTE: NO BELLSOUTH STOCK MAY BE SOLD OR OTHERWISE DISPOSED OF UNLESS THE
      INVOLVED EXECUTIVE'S CURRENT OWNERSHIP TARGET HAS BEEN MET, AND WILL CONTINUE TO BE MET AFTER THE SALE, WITH THE FOLLOWING EXCEPTIONS:

 [X]  RESTRICTED STOCK MAY BE ISSUED NET OF TAXES;

 [X]  OPTION SHARES MAY BE TRADED FOR TAXES DUE IN A CASH STOCK OPTION EXERCISE;

 [X] CURRENTLY OWNED SHARES MAY BE SWAPPED TO COVER THE OPTION PRICE AND TAXES DUE IN A STOCK SWAP STOCK OPTION EXERCISE;

 [X] STOCK OPTIONS MAY BE EXERCISED USING A SALE TO COVER STOCK OPTION EXERCISE WHERE SHARES ARE SOLD TO COVER THE OPTION PRICE AND TAXES DUE. REMAINING SHARES MUST BE ISSUED AND HELD BY THE EXECUTIVE.

ALL STOCK TRANSACTIONS MUST BE CLEARED BY BELLSOUTH LEGAL PRIOR TO ENTERING INTO A TRANSACTION. CONTACT MARCY BASS AT 404-249-3875 TO REQUEST CLEARANCE.

                                                                    ATTACHMENT 1

                   BELLSOUTH EXECUTIVE STOCK OWNERSHIP PROGRAM

                               BROKER STREET NAME
                          SHARES OWNED AT THE END OF :

   1ST QUARTER         2ND QUARTER       3RD QUARTER           4TH QUARTER
      2004                 2004              2004                 2004


THE BELLSOUTH EXECUTIVE STOCK OWNERSHIP PROGRAM ALLOWS RECOGNITION OF SHARES HELD IN BROKER STREET NAME BY EITHER A BELLSOUTH EXECUTIVE OR HIS/HER SPOUSE. TO FOR SUCH OWNERSHIP TO BE CONSIDERED IN DETERMINING WHETHER AN EXECUTIVE HAS MET HIS OR HER TARGET OWNERSHIP GUIDELINES, THE INFORMATION REQUESTED BELOW SHOULD BE FORWARDED TO THE BELLSOUTH EXECUTIVE COMPENSATION STAFF WITHIN 30 DAYS AFTER THE END OF EACH QUARTER. THE DATA SHOULD BE MAILED TO JEANNETTE BUTLER, BELLSOUTH EXECUTIVE COMPENSATION, 1155 PEACHTREE STREET, ROOM 13K06, ATLANTA, GA 30309-3610.

BROKER NAME             ________________________________________________________

ADDRESS                 ________________________________________________________

                        ________________________________________________________

TELEPHONE NUMBER        ________________________________________________________

CLIENT ACCOUNT NUMBER(S)________________________________________________________

                        ________________________________________________________

I HEREBY CERTIFY THAT AS OF THE DATE INDICATED BELOW, THE FOLLOWING BELLSOUTH SHARES ARE HELD IN THE ABOVE BROKER'S STREET NAME ACCOUNT(S) FOR THE CLIENT(S) LISTED BELOW.

                                              TOTAL
       NAME                SSN           NUMBER OF SHARES           DATE
-------------------  ----------------  --------------------  -------------------

___________________  ________________  ____________________  ___________________
   (EXECUTIVE)
___________________  ________________  ____________________  ___________________
     (SPOUSE)
___________________  ________________  ____________________  ___________________
(JOINT OWNERSHIP)

                         TOTAL:        ____________________  ___________________

EXECUTIVE OR AUTHORIZED REPRESENTATIVE

_____________________   _________________________________    ___________________
       (PRINT)                     (SIGNATURE)                      (DATE)

                                                                    ATTACHMENT 2

                   BELLSOUTH EXECUTIVE STOCK OWNERSHIP PROGRAM

                              DISPOSITION OF SHARES
                                     DURING:

  1ST QUARTER          2ND QUARTER         3RD QUARTER           4TH QUARTER
     2004                 2004                2004                  2004

THE INFORMATION REQUESTED BELOW SHOULD BE FORWARDED TO THE BELLSOUTH EXECUTIVE COMPENSATION STAFF WITHIN 30 DAYS OF THE DISPOSITION OF SHARES. THE DATA SHOULD BE MAILED TO JEANNETTE BUTLER, BELLSOUTH EXECUTIVE COMPENSATION, 1155 PEACHTREE STREET, ROOM 13K06, ATLANTA, GA 30309-3610.

I HEREBY CERTIFY THAT AS OF THE DATE INDICATED BELOW, THE FOLLOWING BELLSOUTH SHARES HAVE BEEN SOLD OR GIFTED AND ARE NO LONGER IN THE POSSESSION OF THE OWNER LISTED BELOW.

                                  NUMBER
 OWNER NAME        SSN          OF SHARES       DISPOSITION         DATE
------------   ------------   --------------   -------------   -----------------
____________   ____________   ______________   _____________   _________________
(EXECUTIVE)
____________   ____________   ______________   _____________   _________________
  (SPOUSE)

                   TOTAL:     ______________   _____________   _________________

EXECUTIVE OR AUTHORIZED REPRESENTATIVE

___________________________   ______________________________   _________________
          (PRINT)                       (SIGNATURE)                (DATE)